Investor Presentation

TONIX PHARMACEUTICALS

April 2018

Version P0110 4-13-18 (Doc 0340)

Cautionary Note on Forward-Looking Statements

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the "SEC") on March 9, 2018, and periodic reports filed with the SEC on or after the date thereof. All of Tonix's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Tonix Development Highlights

Cyclobenzaprine Sublingual Tablets

Lead Program Tonmya®[1] - FDA Breakthrough Therapy in PTSD[2]

- Phase 3 HONOR study enrolling- bedtime treatment for PTSD

TNX-102 SL[3] - Bedtime treatment for agitation in Alzheimer's disease

- Phase 2 IND submitted in March 2018

Pipeline

TNX-601[4] - Pre-IND candidate for daytime treatment for PTSD

- Nonclinical development ongoing

TNX-801[5] - Smallpox-preventing vaccine candidate

- Efficacy demonstrated in mice model
- cGMP process development underway

[1] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for PTSD. Tonmya is an investigational new drug and has not been approved for any indication.
[2] PTSD = Posttraumatic stress disorder
[3] TNX-102 SL is an investigational new drug and has not been approved for any indication.
[4] Tianeptine oxalate
[5] Synthesized live horsepox virus

Candidates in Development

Pipeline Product	Indication/ Description	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 1Q2019
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	Phase 2 IND submitted 1Q2018
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

Tonmya for PTSD

Phase 3 HONOR study in military-related PTSD enrolling

- Encouraging evidence of safety and efficacy was demonstrated in Phase 2
- Higher entry CAPS-5 criterion used in Phase 3[1]

Breakthrough Therapy designation from the FDA

- Expedited development and accelerated approval are expected

Proposed registration plan agreed to by the FDA

- Potential NDA[2] approval based on one Phase 3 study

Patent protection through 2034 in U.S.[3]

- Composition of matter patent for transmucosal delivery of cyclobenzaprine

Novel mechanism targets sleep quality

- Memory processing during sleep is important to recovery

[1] Threshold for entry CAPS-5 ≥ 33 in Phase 3 vs.29 in Phase 2; CAPS-5 = Clinician-Administered PTSD Scale for DSM-5; accepted primary endpoint for regulatory approval
[2] NDA = New Drug Application
[3] U.S. Patent No. 9,636,408 for eutectic proprietary Protectic™ formulation

Phase 3 HONOR Study Enrolling:
To confirm Phase 2 AtEase findings in military-related PTSD

General study characteristics:

Randomized, double-blind, placebo-controlled.
~550 participants in approximately 40 U.S. sites.

Tonmya once-daily at bedtime
5.6 mg *N ~ 275 (~140**)*

Placebo once-daily at bedtime
*N ~ 275 (~140**)*

12 weeks ······ *open-label extension*

3Q 2018 – Interim Analysis outcome anticipated
1Q 2019 – topline data anticipated, if 550 participants are studied

Primary endpoint CAPS-5[1]:

- Mean change from baseline at week 12 (Tonmya 5.6 mg vs. placebo)
- Unblinded interim analysis will be reviewed by IDMC[2] to determine: (i) Early stop for efficacy (requires p-value < 0.01[3]), (ii) continuation as planned or (iii) sample size adjustment.
- Success for study with ~550 participants requires p-value < 0.045[3]

[1]CAPS-5 = Clinician-Administered PTSD Scale for DSM-5
[2]IDMC=Independent data monitoring committee
[3]Pending final agreement with FDA on interim and complete Statistical Analysis Plans

See if You Qualify | About the Study | Why Participate? | FAQs

THE HONOR STUDY

Have you served in the Armed Forces?

Are you dealing with stress, anxiety, or insomnia due to a traumatic event while serving?

If so, see if the HONOR Study is right for you.



Go to: https://thehonorstudy.com/

About the Study

US Warfighters are exposed to high levels of stress and risk over prolonged periods of time. Many men and women who serve their country experience traumatic events that can have lingering effects – such as anxiety, insomnia, or nightmares.

If this has happened to you, you may qualify to participate in a new, confidential clinical research study (The HONOR Study). The study is for an investigational drug that may help improve trauma-related symptoms, including sleep disturbances. There is no cost to participate, and you will also be compensated for your time and travel.

Breakthrough Therapy Designation

FDA granted Tonmya Breakthrough Therapy designation – reported December 19, 2016

- PTSD is a serious condition
- Tonmya has potential advantages over existing therapies in military-related PTSD

Benefits of Breakthrough Therapy designation

- Eligibility for priority review of the NDA within 6 months instead of 10-12 months
- Option to submit completed portions of the NDA for rolling review
- An organizational commitment involving FDA's senior managers to accelerate the development and approval process, an opportunity to compress development time

NDA filing based on HONOR study is possible if results are statistically persuasive

- Discussed at March 9, 2017 Initial Cross-disciplinary Breakthrough Meeting with the FDA

Tonmya: Features in PTSD Therapy

Designed for bedtime use

- Every night, sublingual therapy

Targets sleep quality[1]

- The active ingredient cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

No recognized abuse potential

- Not a benzo or non-benzo class drug

U.S. patent protection through 2034

- Composition of matter and method of use patents issued – Pharmacokinetic patent application in review

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

No Recognized Abuse Potential in Clinical Studies

Active ingredient is cyclobenzaprine, which is structurally related to tricyclic antidepressants

- Cyclobenzaprine interacts with receptors that regulate sleep quality: 5-HT_{2A}; α_1-adrenergic and histamine H_1 receptors
- Cyclobenzaprine does **NOT** interact with the same receptors as traditional hypnotic sleep drugs, benzodiazepines or non-benzodiazepines that are associated with retrograde amnesia
- Cyclobenzaprine-containing product was approved 40 years ago and current labeling (May 2016) indicates no abuse or dependence concern

Tonmya NDA can be filed without drug abuse and dependency assessment studies

- Discussed at March 9, 2017 Initial Cross-disciplinary Breakthrough Meeting with the FDA

TNX-102 SL Intellectual Property – U.S. Protection until 2034

Composition of matter (eutectic)

- U.S. Patent No. 9,636,408 issued in May 2017 by U.S. Patent and Trademark Office (USPTO)
  - Protection expected to 2034
- Japan Patent Office (JPO) issued Notice of Allowance in March 2018 for Patent Application 2016-503239
- Additional claims and jurisdictions pending

Pharmacokinetics (PK)

- JPO issued Japanese Patent No. 6259452 in December 2017
  - Protection expected to 2033
- Additional claims and jurisdictions pending

Method of use for active ingredient cyclobenzaprine

- European Patent Office issued European Patent No. 2,501,234 in September 2017
  - Protection expected to 2030
- USPTO issued Notice of Allowance in January 2018 for U.S. Patent Application 12/948,828
  - Expect patent to issue soon; protection expected to 2030
- Additional claims and jurisdictions pending

TNX-102 SL: Sublingual Formulation is Designed for Bedtime Administration

TNX-102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption

- Innovation by design with patent protected CBP/mannitol eutectic
- Rapid systemic exposure
- Increases bioavailability during sleep
- Avoids first-pass metabolism
- Lowers exposure to long-lived active major metabolite, norcyclobenzaprine (norCBP)

CBP undergoes extensive first-pass hepatic metabolism when orally ingested

- Active major metabolite, norCBP[1]
  - Long half-life (~72 hours)
  - Less selective for target receptors (5-HT_{2A}, α_1-adrenergic, histamine H_1)
  - More selective for norepinephrine transporter

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

Tonmya: Novel Mechanism Targets Sleep Quality for Recovery from PTSD

PTSD is a disorder of recovery

- Most people exposed to extreme trauma recover over a few weeks
- In PTSD, recovery process impeded due to insufficient sleep-dependent memory processing

Memory processing is essential to recovery

- Vulnerability to memory intrusions and trauma triggers remains if no consolidation of new learning (extinction)

Tonmya targets sleep quality[1]

- The active ingredient in Tonmya, cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

What are the Consequences of PTSD?

Consequences:

- Impaired daily function and substantial interference with work and social interactions
- Reckless or destructive behavior
- Increased health care utilization and greater medical morbidity

PTSD as a risk factor for:

- Depression
- Alcohol or substance abuse
- Absenteeism/unemployment
- Homelessness
- Violent acts
- Suicidal thoughts and suicide

What are the Symptoms of PTSD?

Symptoms of PTSD fall into four clusters:

1. Intrusion (aversive memories, nightmares, flashbacks)
2. Avoidance (avoiding persons, places or situations)
3. Mood/cognitions (memory block, emotional numbing, detachment from others)
4. Hyperarousal (anxiety, agitation & sleep disturbance)

CAPS-5 is used to assess symptom severity and treatment effect

- Recognized as the standard for rating PTSD severity in clinical trials
- Takes into account all four symptom clusters
- Global regulatory approval standard (approval of sertraline and paroxetine were based on CAPS score)

PTSD: Not Well-Served by Approved Treatments

FDA-approved SSRIs, paroxetine and sertraline, have not shown efficacy in military-related PTSD

Majority of patients unresponsive or intolerant to current treatments

- Side effects relating to sexual dysfunction (particularly in males) and sleep are commonly reported

Characteristics of an ideal drug therapy that would be compatible and complementary with behavioral therapy

- Lack of retrograde amnesia (e.g., unlike off-label use of benzodiazepines and non-benzodiazepines)
- Lack of interference on sleep (e.g., unlike approved SSRIs)

High Prevalence of PTSD Among Combat Veterans



3-9%
General population[1]



19-31%
Vietnam veterans[2]



>19%
Operation Enduring Freedom (OEF; Afghanistan) / Operation Iraqi Freedom (OIF) veterans / Operation New Dawn (OND)[3]

- **8.6 million** American adults affected[1]
- **Women** more likely to develop than men[1]
- Susceptibility may **run in families**[1]

[1] Kessler et al., *Arch Gen Psych* 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247M U.S. adult (≥18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00); [2]Norris, *PTSD Res Quar*. 2013; [3]*Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015*, Washington, DC; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD.

Phase 2 AtEase Study in Military-Related PTSD

Placebo at bedtime once-daily
N= 92

Tonmya at bedtime once-daily
2.8 mg *N= 90*

Tonmya at bedtime once-daily
5.6 mg (2 x 2.8 mg) *N= 49*

12 weeks → ***open-label extension***

- Randomized, double-blind, placebo-controlled trial in military-related PTSD
- Efficacy analysis from 231 patients; 24 U.S. clinical sites
- Enrolled patients with baseline CAPS-5 ≥ 29
- Primary Efficacy Analysis:
  - Difference in CAPS-5 score change from baseline between Tonmya 2.8 mg and placebo at week 12
- Key Secondary Measures:
  - PROMIS Sleep Disturbance, CGI-I, SDS

AtEase Study: Traumas Associated with PTSD


Index Trauma During Military Service*
Being involved in an IED explosion or suicide bombing
Witness death or injury of fellow soldiers
Witnessing IED explosion
Receiving incoming artillery, rocket, or mortar fire
Being wounded or injured
Seeing ill or injured women or children you were unable to help
Witness suicide-related deaths or injury
Being responsible for the death of a noncombatant
Witnessing death or injury of civilians
Handling or uncovering human remains
Involved in serious vehicular accident (Humvee, helicopter, plane)
Sexual assault
Shooting or directing fire at the enemy
Seeing dead bodies or human remains
Being responsible for the death of an enemy combatant
Knowing someone seriously injured or killed
Other
0
5
10
15
20
25
30
35
40
Patient Count

*Some patients experienced more than one trauma

AtEase Study – Summary of Primary and Secondary Analyses (week 12)

Assessment	Domain	Analysis	p-Values	
			2.8 mg (N=90)	5.6 mg (N=49)
CAPS-5	Total	MMRM (Primary Analysis)	0.259^	0.053
	Total	MMRM with Multiple Imputation	0.211	0.031*
	Total	MMRM w/ Hybrid LOCF/BOCF	0.172	0.037*
	Total	ANCOVA	0.090	0.038*
CAPS-5 clusters/items	Arousal & Reactivity cluster (E)	MMRM	0.141	0.048*
	Sleep item (E6)	MMRM	0.185	0.010*
	Exaggerated Startle item (E4)	MMRM	0.336	0.015*
CGI-I	Responders	Logistic Regression	0.240	0.041*
PGIC	Mean score	MMRM	0.075	0.035*
Sheehan Disability Scale	Work/school item	MMRM	0.123	0.050*
	Social/leisure item	MMRM	0.198	0.031*

BOCF, baseline observation carried forward; CGI-I, Clinical Global Impression - Improvement scale; LOCF, last observation carried forward; MMRM, mixed model repeated measures; PGIC, Patient Global Impression of Change
^Primary analysis p-value not significant comparing Tonmya 2.8 mg versus placebo
*p<0.05

AtEase Study: Safety and Tolerability Profile

No serious adverse events reported with Tonmya deemed related to treatment

Systemic Adverse Events*	Placebo (N=94)	Tonmya 2.8 mg (N=93)	Tonmya 5.6 mg (N=50)
Somnolence	6.4%	11.8%	16.0%
Dry Mouth	10.6%	4.3%	16.0%
Headache	4.3%	5.4%	12.0%
Insomnia	8.5%	7.5%	6.0%
Sedation	1.1%	2.2%	12.0%
Administration Site Reactions*			
Hypoaesthesia oral	2.1%	38.7%	36.0%
Paraesthesia	3.2%	16.1%	4.0%
Glossodynia	1.1%	3.2%	6.0%

Trial completion rates: 73% placebo; 79% Tonmya 2.8 mg; 84% Tonmya 5.6 mg

*at rates of >5% in either drug-treated arm, Safety population N=237

AtEase

Total CAPS-5 for Intention-to-Treat Population and Retrospective Analysis for Subgroup with Entry CAPS-5 ≥33

CAPS-5 LS Total Score Mean Change from Baseline (CFB)

Intention-to-Treat Population



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
5.0 CAPS-5 points

*p=0.031, #p=0.063, Tonmya 5.6 mg compared with placebo; *p<0.05, Tonmya 2.8 mg compared with placebo; analysis is mixed-effect model repeated measures (MMRM) with multiple imputation (MI); CAPS-5, Clinician-Administered PTSD Scale for DSM-5; LS, least squares; SE, standard error.

Subgroup with entry CAPS-5 ≥33



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
7.2 CAPS-5 points

**p<0.01, *p<0.025, Tonmya 5.6 mg compared with placebo; *p=0.018, Tonmya 2.8 mg compared with placebo; analysis is MMRM with MI; LS, least squares; SE, standard error.

A baseline CAPS-5 score ≥33 was set as the PTSD severity inclusion criterion in Phase 3 HONOR study

AtEase
Effect Sizes for Total CAPS-5 and Symptom Clusters for Intention-to-Treat Population and Subgroup with Entry CAPS-5 ≥33

Effect Sizes of Tonmya 5.6 mg in AtEase Intention-to-Treat Sample



Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
0.36
0.26
0.04
0.35
0.35
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

Effect Sizes in Tonmya 5.6 mg in AtEase Subgroup with Entry CAPS-5 ≥33



Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
0.53
0.46
0.12
0.39
0.52
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

- Note larger effect sizes, in moderate range of 0.5, for total CAPS-5 and intrusion and hyperarousal clusters in subgroup

A baseline CAPS-5 score ≥33 was set as the PTSD severity inclusion criterion in Phase 3 HONOR study

AtEase Study Retrospective Analysis:
Remission in Subgroup with Entry CAPS-5 ≥33

Remission is a clinical state that is essentially asymptomatic

In order to confirm remission:

- Determined rates of participants who met remission status at *both* Week 8 and Week 12

21% of the Tonmya 5.6 mg participants had confirmed remission v. 5% of placebo (p=0.02)


30%
25%
20%
15%
10%
5%
0%
Percent in Remission
Placebo (N=77)
Tonmya 2.8 mg (N=70)
Tonmya 5.6 mg (N=38)
5.20%
14.30%
21.10%
#
*
Weeks 8 & 12

Remission = Loss of Diagnosis and CAPS-5 < 11
Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; #p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression

TNX-102 SL – Multiple Potential Indications

Management of Fibromyalgia (FM) – chronic pain condition

- TNX-102 SL clinical development in FM was halted after near miss in Phase 3 at low dose (2.8 mg) – half the dose being developed for PTSD
- Imbalance in "withdrawal of consent" led to statistical miss on responder analysis – a few TNX-102 SL treated patients "moved out of state"
- Average pain improvement (secondary endpoint) after 12 weeks of treatment showed statistical significance (P< 0.05)
- Low dose TNX-102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Phase 3 FM trials

Agitation in Alzheimer's Disease

- Phase 2 IND submitted March 2018
- Phase 2 study can be a pivotal efficacy study

Consequences of Agitation in Alzheimer's Disease

Outcomes

- Agitation is associated with significant poor outcomes for Alzheimer's patients and challenges for their caregivers

Common reason for institutionalization

- Development of agitation, or its worsening, is one of the most common reasons for patients having to transition from lower- to higher levels of care (nursing homes and other long-term care settings)[1]

Cost

- The presence of agitation nearly doubles the cost of caring for patients with Alzheimer's disease, and agitation is estimated to account for more than 12% of the healthcare and societal cost of Alzheimer's disease, which is currently estimated to be $256 Billion for the year 2017 in the United States[1]

[1]The Alzheimer's Association, 2017 Alzheimer's Disease Facts and Figures: https://www.alz.org/facts/

Agitation in Alzheimer's Disease – Potential New Indication for TNX-102 SL

Successful pre-IND meeting in November, 2017

- Phase 2 IND submitted March 2018

Significant unmet need

- No FDA approved drugs for the treatment of agitation in Alzheimer's

Mechanism of improving sleep quality

- Sleep disturbance is a significant and common symptoms in Alzheimer's

Pharmacological advantages outweigh potential concerns of using TNX-102 SL in treating agitation in Alzheimer's disease

- Blocks 3 receptors, not just one (e.g., 5-HT_{2A})
- Anti-muscarinic (M1) effect in patients on anticholinergics (e.g., donepezil and rivastigmine) possibly reduced with lower sublingual dose

Scientific Rationale for Developing TNX-102 SL for Agitation in Alzheimer's Disease

Connection between Sleep Disturbance and Agitation

- Agitation in Alzheimer's Disease is associated with sleep disturbance[1,2]
- Evidence that improving sleep could improve agitation[3]

Supported by Potential Mechanism of Action

- TNX-102 is a multifunctional agent including antagonism of 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors
- Certain 5-HT_{2A} antagonists have shown clinical efficacy against agitation in dementia including trazodone[4,5], and mirtazapine[6]
- The α_1-adrenergic antagonist prazosin has shown efficacy in the treatment of agitation in dementia[7]
- The histamine H_1 antagonist hydroxyzine had historical use in treating agitation in dementia[8]

[1]Bachmen, D. and Rabins, P. Annu Rev Med. 2006;57:499.
[2]Rose, K et al. Am J Alzheimers Dis Other Demen. 2015 30(1):78.
[3]Figueiro MG Sleep Med. 2014 15(12):1554-64.
[4]Lebert F. et al. Dement Geriatr Cogn Disord. 2004:17(4):355.
[5]Sulzer DL et al.Am J Geriatr Psychiatry. 1997 5(1):60.
[6]Cakir S. et el., Neuropsychiatr Dis Treat. 2008 4(5):963.
[7]Wang, LY et al., Am J Geriatr Psychiatry. 2009 17(9):744
[8]Settel E. Am Pract Dig Treat. 1957 8(10):1584.

Candidates in Development

Pipeline Product	Indication/ Description	Preclinical	Phase 1	Phase 2	Phase 3	NDA[1]/BLA[2]	Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 1Q2019					
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	Phase 2 IND submitted 1Q2018					
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized					
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice					

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

TNX-601 (Tianeptine Oxalate): A Potential Clinical Candidate for PTSD

Pre-IND Candidate

Targeting a Condition with Significant Unmet Need

Targeted as a 1st line monotherapy for PTSD: oral formulation for daytime dosing

- ✓ **Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.)**
- ✓ **Mechanism of Action (MOA) is different from Tonmya**

- Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post-marketing experience
- Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation

Filed patent application on novel salt polymorph

- Issued patent on steroid-induced cognitive impairment and memory loss issues

Clinical evidence for PTSD

- Several studies have shown tianeptine to be active in the treatment of PTSD[1-4]

[1] Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[2] Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
[3] Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
[4] Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

TNX-801 (Synthesized Live Horsepox Virus): A Smallpox-Preventing Vaccine Candidate

Pre-IND Stage

Potential improvement over current biodefense tools against smallpox

- ✓ Leverages Tonix's government affairs effort
- ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta
- ✓ Demonstrated protective vaccine activity in mice
- ✓ Patent application on novel vaccine submitted

Regulatory strategy

- We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either:
  - ✓ Application of the "Animal Rule", or
  - ✓ Conducting an active comparator study using ACAM2000
- Good Manufacturing Practice (GMP) viral production process in development

Targeting a Potential Public Health Issue

Material threat medical countermeasure under 21st Century Cures Act

- Qualifies for **Priority Review Voucher* (PRV)** upon licensure
  - ✓ **PRVs have no expiration date, are transferrable and have sold for ~$125 M**

[1]PRV can be applied to any BLA/NDA for priority 6-month review

TNX-801 (Synthesized Live Horsepox Virus): A Smallpox-Preventing Vaccine Candidate

Synthesis[1] from sequence of a 1976 Mongolian isolate[2]

In mice, TNX-801 behaved like attenuated vaccinia virus

- Vaccinia is the term used to classify the live poxviruses that are used as smallpox vaccines, including ACAM2000, which is the latest smallpox vaccine licensed in the U.S.

How is HPXV related to modern vaccines?

- Multiple sources[3-5] indicate that the smallpox vaccine discovered by Dr. Edward Jenner in the early 19th century was either HPXV or a very similar virus and that vaccinia vaccines are derived from this ancestral strain
- A 1902 U.S. smallpox vaccine was found to be highly similar (99.7% similarity in core genome[6]) to HPXV sequence from the 1976 Mongolian isolate
- Horsepox is now believed to be extinct[5]

1 Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453 https://doi.org/10.1371/journal.pone.0188453
2 Tulman et al., Journal of Virology, 2006; 80(18): 9244-9258
3 Qin et al., Journal of Virology, 2011; 85(24):13049-13060
4 Medaglia et al., Journal of Virology, 2015; 89(23):11909-11925
5 Esparza J. Veterinary Record. 2013; 173: 272-273
6 Schrick, L. et al. , N Engl J Med 2017; 377:1491-1492, http://www.nejm.org/doi/full/10.1056/NEJMc1707600

Biological Properties of HPXV: Less Virulent than a Dryvax Clone, but Produces Protective Immunity



20
10
0
-10
-20
-30
% weight loss from day 0
0
7
14
21
28
35
42
Day
PBS
VACV WR (5x10³ PFU)
Dryvax clone (10⁷ PFU)
HPXV (10⁷ PFU)
Challenge (10⁶ PFU VAC strain WR)

Noyce, RS, Lederman S, Evans DH. PLoS ONE. 2018; 13(1): e0188453
https://doi.org/10.1371/journal.pone.0188453

Current Needs to Vaccinate Against Smallpox

Ongoing vaccination of U.S. troops

- Troops in the Global Response Force

Threat of smallpox re-introduction

- Strategic National Stockpile & public health policy

Re-emergence of monkey pox[1]

- Believed to resurgent because of vaccinia-naïve populations in Africa
- Multiple U.S. military operations ongoing in Africa

[1]Nda- Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

Potential for Use of HPXV as a Vector for Vaccines to Infectious Disease or Cancer

Poxviruses like HPXV can be engineered to express foreign genes and are well recognized platforms for vaccine development

- Large packaging capacity for exogenous DNA inserts (i.e. encoding antigens)
- Precise virus-specific control of exogenous gene insert expression
- Lack of persistence or genomic integration in the host
- Strong immunogenicity as a vaccine
- Ability to rapidly generate vector/insert constructs
- Readily manufacture at scale
- Live, replicating vaccine – direct antigen presentation

Potential advantages of HPXV- strong immunogenicity with good tolerability

Management Team



Seth Lederman, MD
President & CEO

TARGENT | Fusilev (levoleucovorin) for injection | vela



Gregory Sullivan, MD
Chief Medical Officer

Columbia University Department of Psychiatry | New York State Psychiatric Institute



Bradley Saenger, CPA
Chief Financial Officer

Shire | VERTEX | Steward | pwc



Jessica Morris
Chief Operating Officer

Deutsche Bank | svb Silicon Valley Bank | American Capital

Board of Directors

Seth Lederman, MD Chairman	**Ernest Mario, PhD** ALZA, Glaxo, Reliant Pharma
Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research	**Charles Mather** BTIG, Janney, Jefferies, Cowen, Smith Barney
Patrick Grace Apollo Philanthropy, WR Grace, Chemed	**John Rhodes** Chair, NYS Public Service Commission, CEO, NYS Dept. of Public Service, Booz Allen
Gen. David Grange (ret.) Pharm-Olam, PPD, McCormick Foundation	**Samuel Saks, MD** Jazz Pharma, ALZA, Johnson & Johnson
Donald Landry, MD, PhD Chair of Medicine, Columbia University	

Milestones – Recently Completed and Upcoming

Tonmya – Posttraumatic Stress Disorder

☑	May 2016	Reported results from Phase 2 AtEase study
☑	August 2016	End-of-Phase 2 meeting with FDA - Proposed Phase 3 clinical and NDA plan accepted
☑	December 2016	Breakthrough Therapy designation granted by FDA
☑	January 2017	FDA concurrence with Phase 3 HONOR study design in military-related PTSD
☑	1Q 2017	Initial Cross-disciplinary Breakthrough Meeting with FDA
☑	1Q 2017	Commenced enrollment of HONOR study
☑	2Q 2017	U.S. Patent No. 9,636,408 issued for eutectic formulation of Tonmya
☑	3Q 2017	European Patent No. 2,501,234 issued for TNX-102 method of use
☑	4Q 2017	Japan patent No. 6259452 issued for TNX-102 SL pharmacokinetics
☑	1Q 2018	Notice of Allowance for U.S. Patent Application 12/948,828 TNX-102 method of use
☑	2Q 2018	Randomization of 50% of HONOR study participants
☐	3Q 2018	Anticipated interim analysis of HONOR study in ~275 randomized participants
☐	1Q 2019	Anticipated topline results of HONOR study in ~550 randomized participants (if needed)

Summary

Near term milestones in Phase 3 program PTSD focused on military-related PTSD

- Major unmet need; 8.6 Million Americans affected
- Potential for NDA approval based on one study

New indication for agitation in Alzheimer's Disease

- Phase 2 IND submitted 1Q 2018

New day-time PTSD therapy in development

- Leverages development expertise in PTSD, i.e., trial recruitment and execution

New vaccine in development to prevent Smallpox

- Opportunity to supply stockpiling requirement; short development path
- Studies in mice suggest improved safety profile

TONIX PHARMACEUTICALS

NASDAQ: TNXP

Thank you!